Newtek Business Services, Inc.

2006 Second Quarter Shareholder Conference Call

August 14, 2006

Barry Sloane – CEO/Chairman
Michael J. Holden - CFO

Safe Harbor Statement

The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek's actual results to differ from management's current expectations are contained in Newtek's filings with the Securities and Exchange Commission and available through http://www.sec.gov

Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, we don't control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

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Business Services, Inc.

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Newtek Second Quarter '06 Highlights

- Newtek is back in regulatory compliance with the NASDAQ and SEC
- Mike Holden and his new team will re-establish the companies financial credibility with the capital markets
- Growing revenues in web hosting and EPP
- Growing profitability in web hosting and EPP
- Growing EBITDA across 3 key business segments
- $48 million in cash = cash per share of $1.38 (cash, cash equivalents and U.S. Treasuries)
- $83 million in Book Value = Book value per share of $2.39

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Business Services, Inc.
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Newtek Business Services Financial Highlights During the first 6 months ended 6/30/06

- **Web Hosting revenue increased by 32% during the first 6 months ended 6/30/06**
- **Electronic Payment Processing revenue increased by 38% during the first 6 months ended 6/30/06**
- **Web Hosting EBITDA increased 22% during the first 6 months ended 6/30/06**
- **Electronic Payment Processing EBITDA increased 17 % during the first 6 months ended 6/30/06**
- **Total Non-Capco revenue increased by 24% during the six months ended 06 vs. the first 6 months ended 05**
- **Cash per share of 1.38**

*** cash = cash, cash equivalents and treasuries**

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Business Services, Inc.

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Newtek Business Services Financial Strength

- As of 6/30/06 $48 million in cash, cash equivalents, and short term treasuries
- As of 6/30/06 $83 million in shareholders equity
- As of 6/30/06 $2.39 in book value per share

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Business Services, Inc.
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Is Newtek Over Leveraged?

Assets as of 6/30/06

Tax Credit Receivable $103 million

Small Business Loans $30 million

Liabilities as of 6/30/06

Notes payable in credits in lieu of cash $89 million

GE/CIT/Signature Bank Facility $22 million

Shareholder Equity as of 6/30/06

$83 million

- Newtek paid off $6 million to TICC in the first half of 2006
- Newtek paid off $2 million to AI Credit during the first half 2006

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Business Services, Inc.

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Remaining Debt

- TICC – $1.9 million
- Notes payable insurance – $7.3 million
- Deferred Tax Liability - $21.6 million
- This liability (DTL) should decline in the future

Newtek
Business Services, Inc.

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What is Newtek?

- It is a major play into owning a distribution company whose target is the national small to medium-sized business market place
  - 24.7 million potential clients
  - 51% of GDP
  - 9 out of 10 U.S. businesses
- It is achieving its goals and quickly becoming the premier provider of business services and financial products with 68,918 clients
- It is a low cost provider of products and services
- It is a low cost acquirer of SMB customers

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Business Services, Inc.

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How is Newtek Accomplishing its Goal?

- By utilizing state-of-the-art web-based proprietary technology
- Web-based Referral Systems
  - Allow referrals from alliance partners giving them a window into our back office operation
- Web-based applications as an in-house tool to make our employees and associates efficient, smart & productive
  - High quality service - our clients don't type in data or hand write applications, nor do we require our alliance partners to do so

Newtek
Business Services, Inc.

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Newtek Comparisons

- We are a difficult company for industry comparisons.
- Wal-mart - one stop shop
- Geico/Progressive – centralized processing off of web-based software.
- Dell/Amazon – Unique distribution in basic service industry.

Newtek
Business Services, Inc.

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Revenue by Division Year



$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2001
2002
2003
2004
2005
Year
Insurance
Lending
Hosting
Processing
Revenue
Insurance
Lending
Hosting
Processing

Newtek
Business Services, Inc.

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Number of Lending Customers by Year



438
512
557
575*
600
500
400
300
200
100
0
# of Customers
2003
2004
2005
2006*
Year

Newtek
Business Services, Inc.
We do it better

Number of Ins. Customers by Year



889
2,757
3,118
3,312
3,500
3,000
2,500
2,000
1,500
1,000
500
0
# of Customers
2002
2003
2004
2005
Year

Newtek
Business Services, Inc.

We do it better

Number of EPP Customers by Year – Organic Growth (Ex. Acquisitions)



# of Customers
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
896
2,174
4,133
6,655
8,313
2002
2003
2004
2005
2006*
Year

Estimated 2006

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Business Services, Inc.
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Number of Hosting Customers by Year



# of Customers
60,000
50,000
40,000
30,000
20,000
10,000
0
8,385
14,785
24,394
35,247
47,301
59,094*
2001
2002
2003
2004
2005
2006*
Year

Estimated 2006

Customers per FTE by Division



900.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
# of Customers
832.
143.
14.
224.
Newtek Divisions
Processing
Hosting
Lending
Insurance

Newtek
Business Services, Inc.
We do it better

Revenue per FTE by Division



$725,645
$188,077
$251,220
$70,588
$800,000
$700,000
$600,000
$500,000
Dollars $400,000
$300,000
$200,000
$100,000
$0
Newtek Divisions
Processing
Hosting
Lending
Insurance

Newtek
Business Services, Inc.

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Shareholders' Equity per Share by Year



$3.00
$2.50
$2.00
Dollars $1.50
$1.00
$0.50
$0.00
$0.51
$1.07
$1.54
$2.28
$2.51
2001
2002
2003
2004
2005
Year

Newtek
Business Services, Inc.

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Number of Referrals Submitted by Month



2500
2000
1500
1000
500
0
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06

Newtek
Business Services, Inc.

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Who Uses Our Technology? Who Has Endorsed Its Use?

- Merrill Lynch – 15,500 Financial Advisors
- CUNA – 8,300 credit unions
- NAVY Federal Credit Union
- UBS
- US WCC
- National Physicians Health Care
- GM Auto Minority Dealers Association

Newtek
Business Services, Inc.

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New Technology Launches

- New Website Launch
- www.cusmallbusiness.com

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Business Services, Inc.

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www.cusmallbusiness.com



Newtek
BUSINESS SOLUTIONS
CUNA
Strategic Services
strategicservices.cuna.org
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TESTIMONIALS & CASE STUDIES
MARKETING AND TRAINING SUPPORT
NEWTEK REFERRAL SYSTEM
CUNA RELATED PRODUCTS
CONTACT
BUSINESS LENDING
ELECTRONIC PAYMENT PROCESSING
WEB HOSTING
DATA STORAGE
OUTSOURCED DIGITAL BOOKKEEPING
TAX FILING, PREPARATION & ADVISORY
Adding Newtek Business Solutions to Your Member Business Offerings
Newtek is one of the premier providers of business services and financial products to small and medium-sized businesses throughout the United States. Since 1999, Newtek has helped business owners realize their potential by providing them with the essential tools needed to manage and grow their business.
Newtek's core brands provide businesses with the high-quality services and top-level customer care that have traditionally only been affordable to larger companies. Whether your members are startups or seasoned businesses, Newtek can help them reach their business goals.
"The process was very simple, everything went smoothly."
- Mark Mortell, Member, N.E.W Credit Union
"Newtek offered an alternative for our members that worked. We were happy to be able to keep our member's business at our credit union." - Connie Kriescher, Vice President, N.E.W. Credit Union
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Business Services, Inc.

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Develop the Brand

- We will begin to unveil our Newtek branding strategy in mid September
- New Corporate Website Launch
- Virtual Sales Force & Franchise
- Further Develop Newtek Direct for small business

Newtek
Business Services, Inc.

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Operations Cash Flow

- Positive cash flow from operations forecasted for 2006
- CAPCO is a Non-Contributor and a drain on earnings per share

Newtek
Business Services, Inc.

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Capco Drag On Earnings For First half 0f 2006

	1st Half '05	1st Half '06
Non- Cash Income from tax credits	$11.4 million	$3.3 million
Non-Cash Interest accretion expense	$6.1million	$6.7 million
Non-Cash Insurance Expense Amortization	$1.2 million	$1.5 million
Pretax contribution to Earnings non-cash	$4.1 million	
Pretax loss to earnings non-cash		($4.9million)

Newtek
Business Services, Inc.

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Web Hosting – EBITDA for first 6 months of 2006

In Millions of Dollars

% Growth = 21.96



3.61
2.96
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
EBITDA
6/30/2005
6/30/2006

Newtek
Business Services, Inc.
We do it better

Web Hosting-Income Before Taxes for first 6 months '06

In Millions of Dollars

% Growth = 10.22



2.05
2
1.95
1.9
1.85
1.8
1.75
1.86
2.05
Net Income
6/30/2005
6/30/2006

Newtek
Business Services, Inc.

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Electronic Payment Processing Highlights

- $2.5 million – Portfolio acquisition closed in 2nd Quarter
- $7.5 million – Portfolio had anticipated 6/30/06 close date
  (still uncertain; negotiations broke down)
- Big revenue growth
- Great operating leverage and capacity to grow with capital or capex

Newtek
Business Services, Inc.

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EPP Revenue for first 6 months of '06

In Millions of Dollars

% Growth = 37.0



25
20
15
10
5
0
20.0
14.6
6/30/2005
6/30/2006

Newtek
Business Services, Inc.
We do it better

EPP Pretax Net Income for first 6 months of '06

In millions of Dollars

% Growth = 3.64



1.14
1.12
1.1
1.08
1.06
1.04
1.02
1
0.98
1.10
1.14
*
6/30/2005
6/30/2006
Pretax Net Income

Includes one time gain

Lending Highlights

- Originations are down but break even rate is lower
- Average loan size is down and company is more efficient at processing
- Referrals are up and the lender is more selective
- Great operating leverage exists
- Cost of capital needs to improve

Newtek
Business Services, Inc.

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Loan Loss Reserve through 6/30/06

In Millions of Dollars

% Growth 66.67



$2.30
$1.38
2.50
2.00
1.50
1.00
0.50
0.00
6/30/2005
6/30/2006
Loan Loss Reserve

Newtek
Business Services, Inc.
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Hotel Concentrations through 6/30/06


35.00%
18.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
6/30/2005
6/30/2006

Newtek
Business Services, Inc.
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Percentage Portfolio CCC through 6/30/06


60%
50%
40%
30%
20%
10%
0%
56%
24%
6/30/2005
6/30/2006

Newtek
Business Services, Inc.
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Newtek Retained Portfolio through 6/30/06

% Growth -1.41



40
39
38
37
36
35
34
38.3
37.7
6/30/2005
6/30/2006
Portfolio Size

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Business Services, Inc.

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Average Loan Approval for first 6 months of '06



342K
258K
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
6/30/2005
6/30/2006

Newtek
Business Services, Inc.

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Newtek Highlights

- New Hires
- Transition to cash flow positive operating model
- Great technology creates low cost producer
- Expanding customer base 69,918 current clients
- High growth business 1,600 new clients net of attrition
- Simplify balance sheet and income statement
- Centralize operations vs. decentralized historic structure
- Pay down limited debt outstanding

Newtek
Business Services, Inc.

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Newtek Summary

- The business model in transition is an investment opportunity
- The small to medium-sized business market is valuable
- A Direct Distributor of products and services into the SMB market
- Stable business model and scaleable
- Low cost processor
- Cross selling opportunities

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Business Services, Inc.

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2006 Segment Actual Second Quarter Results

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Electronic Payment Processing	10.6	.7	1.1
Web Hosting	3.3	1.0	1.8
SBA Lending	2.4	(.1)	.9
CAPCO	2.4	(3.2)	
All Other	1.3	(.6)	
Corporate Activities	1.2	(1.2)	
Interco Eliminations	(1.2)	-	
Total	20.0	(3.4)	

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2006 Segment Guidance Third Quarter

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	11.6 -12.0	1.0-1.1	1.7 -1.8
Web Hosting	3.2 - 3.4	.7-.8	1.5 -1.6
SBA Lending	3.3 - 3.5	.0-.1	1.1-1.2
CAPCO	3.8	(1.7) - (1.6)	
All Other	1.0	(.6) - (.5)	
Corporate Activities	1.5	(1.0) - (.9)	
Interco Eliminations	1.2		
Total	23.2 -24.0	(1.6) – (1.0)	

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Business Services, Inc.

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2006 Segment Guidance Fourth Quarter

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	12.9-13.3	1.3-1.4	2.0-2.1
Wed Hosting	3.3-3.5	.6-.8	1.5-1.6
SBA Lending	2.3-2.5	.3-.4	1.3-1.4
CAPCO	9.5	4.0-4.0	
All Other	1.0	(.5)-(.4)	
Corporate Activities	1.5	(1.0)-(.9)	
Interco Eliminations	(1.2)		
Total	29.3-30.1	4.7-5.3	

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Business Services, Inc.
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2006 Annual Segment Guidance

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	43.9-45.5	3.4-3.8	5.4-5.8
Web Hosting	12.7-13.5	2.8-3.4	6.1-6.5
SBA Lending	9.9-10.7	0.2-0.6	4.3-4.7
CAPCO	17.0	(5.0)-(4.6)	
All Other	4.5	(2.0)-(1.6)	
Corporate Activities	6.0	(3.8)-(3.4)	
Interco Eliminations	(4.8)		
Total	89.2-92.4	(4.4)-(1.8)	

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Business Services, Inc.
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Michael J. Holden - CFO

Management Discussion and Analysis

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Questions & Answers

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